Commitments and Contingencies	12 Months Ended
Mar. 31, 2020
Commitments And Contingencies [Abstract]
Commitments and Contingencies
17.	COMMITMENTS AND CONTINGENCIES
Certain of the Company’s business operations and facilities are subject to a number of federal, state, local and foreign environmental laws and regulations. Former owners generally indemnify the Company for environmental liabilities related to the assets and businesses acquired which existed prior to the acquisition dates. In the opinion of management, there are no significant environmental contingent liabilities which would have a material effect on the financial condition or operating results of the Company which are not covered by such indemnification. As the Company completes its restructuring plans as disclosed in Note 18, including the disposal of certain facilities, the Company may be exposed to additional costs such as environmental remediation obligations, lease termination costs, or supplier claims which may have a material effect on its financial position or results of operations when such matters arise and a reasonable estimate of the costs can be made.
The Company’s risk related to pension projected obligations as of March 31, 2020, is significant. This amount is currently in excess of the related plan assets. Benefit plan assets are invested in a diversified portfolio of investments in both the equity and debt categories, as well as limited investments in real estate and other alternative investments. The market value of all of these investment categories may be adversely affected by external events and the movements and volatility in the financial markets, including such events as the current credit and real estate market conditions. Declines in the market values of our plan assets could expose the total asset balance to significant risk which may cause an increase to future funding requirements.
Some raw materials and operating supplies are subject to price and supply fluctuations caused by market dynamics. The Company’s strategic sourcing initiatives seek to find ways of mitigating the inflationary pressures of the marketplace. In recent years, these inflationary pressures have affected the market for raw materials. However, the Company believes that raw material prices will remain stable through the remainder of fiscal 2021 and after that, experience increases that are in line with inflation. Additionally, the Company generally does not employ forward contracts or other financial instruments to hedge commodity price risk.
The Company’s suppliers’ failure to provide acceptable raw materials, components, kits and subassemblies would adversely affect production schedules and contract profitability. The Company maintains an extensive qualification and performance surveillance system to control risk associated with such supply base reliance. The Company is dependent on third parties for certain information technology services. To a lesser extent, the Company is also exposed to fluctuations in the prices of certain utilities and services, such as electricity, natural gas, chemical processing and freight. The Company utilizes a range of long-term agreements and strategic aggregated sourcing to optimize procurement expense and supply risk in these categories.
In the ordinary course of business, the Company is involved in disputes, claims and lawsuits with employees, suppliers and customers, as well as governmental and regulatory inquiries, that it deems to be immaterial. Some may involve claims or potential claims of substantial damages, fines, penalties or injunctive relief. While the Company cannot predict the outcome of any pending or future litigation or proceeding and no assurances can be given, the Company does not believe that any pending matter will have a material effect, individually or in the aggregate, on its financial position or results of operations. In fiscal year 2020, the Company was awarded $9,257 in a legal judgment associated with a longstanding litigation matter arising from a prior acquisition.